UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 6, 2006

SYDYS Corporation
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51727 (Commission File Number)	98-0418961 (IRS Employer Identification No.)

7 Orchard Lane Lebanon, NJ 08833
(Address of Principal Executive Offices) (Zip Code)

(908) 236-9885
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related To Accountants and Financial Statements

Item 4.01.	Changes In The Registrant's Certifying Accountant.

(a)	Dismissal of Independent Accountant.

On November 8, 2006, the Board of Directors of SYDYS Corporation (the "Company") accepted the resignation of Staley, Okada & Partners as the Company’s independent accountant. Staley, Okada & Partners recently entered into an agreement with PricewaterhouseCoopers, Certified Public Accountants, pursuant to which certain assets of Staley, Okada & Partners were sold to PricewaterhouseCoopers and certain of the professional staff and partners joined PricewaterhouseCoopers either as employees or partners of PricewaterhouseCoopers and will continue to practice as members of PricewaterhouseCoopers.

The report of Staley, Okada & Partners regarding the Company's financial statements for the fiscal years ended September 30, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles except that the report of Staley, Okada & Partners for the fiscal years ended September 30, 2005 and 2004 was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the years ended September 30, 2005 and 2004 and during the period from the end of the most recently completed fiscal year through November 8, 2006, the date of resignation, there were no disagreements with Staley, Okada & Partners on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Staley, Okada & Partners would have caused it to make reference to such disagreements in its reports. The Board of Directors of the Company approved the resignation of Staley, Okada & Partners.

The Company requested that Staley, Okada & Partners furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated November 10, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of Independent Accountant.

On November 6, 2006 the Company engaged L J Soldinger Associates, LLC (“LJSA”), as its independent accountant. Prior to engaging LJSA, the Company did not (i) consult with LJSA regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by LJSA on the Company's financial statements, and LJSA did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue or (ii) consult with LJSA on any matter that was the subject of a disagreement or reportable event disclosed under Item 304(a)(1)(iv) of Regulation S-B. The engagement of LJSA was approved by the Board of Directors of the Company.

Item 9.01	Financial Statements And Exhibits

(d)	Exhibits: The following exhibit is filed with this report

Exhibit No.	Description of Exhibit

Exhibit 16.1	Letter from Staley, Okada & Partners, Chartered Accountants confirming the information in Item 4.01 regarding change in independent accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYDYS Corporation

Date: November 14, 2006	By:	/s/ Kenneth J. Koock
Kenneth J. Koock President and Chief Executive Officer

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